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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We  hereby consent  to  the   incorporation  by  reference  in  this Form 8-K of
our report dated August 23, 1999, except for Note 8, which is as of August 31, 1999, relating to the financial statements of YourPharmacy.com, Inc., which is included in the Registration Statement on Form S-1 of PlanetRx.com, Inc. (No. 333-82485) dated October 6, 1999.


PRICEWATERHOUSECOOPERS LLP

St. Louis, Missouri

October 27, 1999